UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-21696                 22-3106987
  (State or other jurisdiction     (Commission           (I.R.S. Employer
        of incorporation)          File Number)          Identification No.)


          26 Landsdowne Street, Cambridge, Massachusetts       02139
            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

          In a press release dated June 3, 2007, ARIAD Pharmaceuticals, Inc. announced additional positive efficacy data on AP23573 - its novel mTOR inhibitor - from further analysis of its ongoing Phase 2 trial of AP23573 in patients with metastatic and/or unresectable soft-tissue and bone sarcomas. The expanded analysis focuses on the 60 patients with an AP23573 clinical-benefit response (CBR) - the primary endpoint of the 212-patient trial - and its relationship to overall survival. The new results demonstrate that documented disease stabilization and/or tumor regression with single-agent AP23573 is a strong predictor of improved overall survival.

          A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this
          Item 8.01 of this Current Report on Form 8-K.



ITEM 9.01   Financial Statements and Exhibits.

          (c)    The following exhibits are filed with this report

                 Exhibit
                 Number          Description
                 ------          -----------
                 99.1            Press release dated June 3, 2007


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ARIAD Pharmaceuticals, Inc.



                              By:   /s/ Edward M. Fitzgerald
                                 ------------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer


Date:  June 4, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number       Description
------       -----------
99.1         Press release dated June 3, 2007